UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 13, 2017

EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Offices, Including Zip Code)

314-594-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2017, Edgewell Personal Care Company (“Edgewell”) and Edgewell Personal Care Brands, LLC (“Brands”) entered into (i) Amendment No. 3 to Credit Agreement (the “Amendment”), amending Edgewell’s Credit Agreement dated as of June 1, 2015 (as amended, the “Credit Agreement”), by and among Edgewell, Brands, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and the various lenders who are a party thereto, and (ii) an Increasing Lender Supplement to the Credit Agreement (the “Supplement”). The Amendment and the Supplement increased the amount of the revolving credit facility available to Edgewell and Brands under the Credit Agreement by an additional $75,000,000 to a total aggregate revolving facility of $725,000,000, and made certain other changes to the Credit Agreement, including allowing Edgewell to enter into receivables sales facilities for up to $150,000,000 of receivables.

Some of the lenders under the Credit Agreement and/or their affiliates have or may have had various relationships with Edgewell and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting, commercial banking and letters of credit, for which the lenders and/or affiliates receive customary fees and, in some cases, out-of-pocket expenses.

The foregoing description of the Amendment and the Supplement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and the Supplement, copies of which are attached to this 8-K as Exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3 to Credit Agreement dated as of March 13, 2017, by and among Edgewell Personal Care Company, as borrower, Edgewell Personal Care Brands, LLC, as subsidiary borrower, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and the various lenders who are a party thereto.

10.2
Increasing Lender Supplement dated as of March 13, 2017, by and among The Bank of Tokyo-Mitsubishi UFJ, Ltd., as increasing lender, Edgewell Personal Care Company, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWELL PERSONAL CARE COMPANY

By:  /s/ Sandra J. Sheldon
Sandra J. Sheldon
Chief Financial Officer

Dated: March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 3 to Credit Agreement dated as of March 13, 2017, by and among Edgewell Personal Care Company, as borrower, Edgewell Personal Care Brands, LLC, as subsidiary borrower, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and the various lenders who are a party thereto.

10.2
Increasing Lender Supplement dated as of March 13, 2017, by and among The Bank of Tokyo-Mitsubishi UFJ, Ltd., as increasing lender, Edgewell Personal Care Company, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent